UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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LIMELIGHT NETWORKS, INC.

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On March 7, 2022, Limelight Networks, Inc. (“Limelight”) posted an investor presentation to its website related to its proposed acquisition of Edgecast Inc., a California corporation and a wholly owned subsidiary of College Parent, L.P., a Delaware limited partnership (“Seller”), and certain specified assets pursuant to the terms of the Stock Purchase Agreement, dated March 6, 2022, by and among Limelight and Seller.

SECURELY DELIVERING EDGE ENABLED SOFTWARE SOLUTIONS © © L LIIM ME EL LIIG GH HT T 2 20 02 22 2 / / C CON ONFI FID DE EN NT TIIA AL L 1

FORWARD-LOOKING STATEMENTS Cautionary Note Regarding Forward-Looking Statements To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Limelight’s management regarding the business prospects and opportunities of Limelight and the transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Limelight’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Limelight’s stockholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of customers, business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the possibility of significant unexpected transaction costs; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the company’s ability to achieve projected revenue increase, to realize run-rate cost synergy opportunities and/or market expansion fail to meet expectations; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Limelight’s Annual Report on Form 10-K for the year ended December 31, 2021, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Limelight’s continuous disclosure filings, which are available at www.sec.gov. Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this communication. Limelight disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law. Additional Information and Where to Find It This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the proposed transaction involving Limelight and Edgecast pursuant to the terms of the definitive agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Limelight will file a proxy statement on Schedule 14A relating to a special meeting of the stockholders with the SEC. Additionally, Limelight will file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Limelight are urged to read the proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the definitive agreement. The definitive proxy statement will be mailed to holders of Limelight’s stock. Stockholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction and the parties to the definitive agreement made by Limelight with the SEC free of charge on EDGAR at www.sec.gov, or on Limelight’s website at www.limelight.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this communication. We have included these website addresses only as inactive textual references and do not intend them to be active links. Participants in the Solicitation Limelight and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Limelight in respect of the transaction. Information about Limelight’s directors and executive officers is set forth in the proxy statement for Limelight’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2021. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available. © © L LIIM ME EL LIIG GH HT T 2 20 02 22 2 / / C CON ONFI FID DE EN NT TIIA AL L 2 2

2022 & Edge Enabled Solutions Beyond ▪ Delivery, Applications, Security & Video ▪ Focused on the Outcome Buyer A LARGE ▪ A 4x TAM of $40B that is Rapidly Growing OPPORTUNITY ▪ 60% Gross Margins & Double-Digit Growth THAT REQUIRES 2021—2022 SCALE AND Transformation ▪ Improved Profitability & Performance PERFORMANCE ▪ Expanded Growth Motions ▪ Extended Our Portfolio of Solutions 2001—2020 White Label CDN ▪ Customer & Revenue Concentration ▪ Limited Addressable Market ▪ Commoditization ▪ Low ROIC © © L LIIM ME EL LIIG GH HT T 2 20 02 22 2 / / C CON ONFI FID DE EN NT TIIA AL L 3 3

EDGECAST CHECKS ALL OF THE BOXES KEY ACQUISITION CRITERIA COM MENTARY ▪ Doubles the scale of Limelight Achieve Scale Leadership ▪ Proprietary cloud security offering Strengthen our Security Story ▪ > $85M in Edge innovation R&D in last 3 years Extend our Edge Enabled Solutions ▪ Highly accretive acquisition at approximately 1x revenue ▪ Additional $30M of cash added to balance sheet Immediately Accretive to our Shareholders ▪ Growth and profitability acceleration ▪ Revenue diversification © © © E L LIID M M G E EIL L O IIG G 2H H 0T T 2 2 2 2 0 0 / 2 2 C2 2 ON / / C C FI ON ON DEFI FI ND D TIE E AN N LT TIIA AL L 4 4

TRANSACTION SUMMARY ▪ Upfront deal value of approximately $300 million ▪ Price includes a $30 million investment by Apollo Global Management and their co-investors through their ownership of Yahoo ▪ Funded by the issuance of approximately 72.2 million shares of Limelight common stock based on the 30-day VWAP of approximately $4.12 (Reference Price) to Yahoo, subject to customary adjustments at closing Structure ▪ Shares subject to 24 month lock up period ▪ Yahoo to receive up to $100 million in additional shares based on stock performance; $33 million at achievement of each share price threshold of 150%, 200% and 250% of the Reference Price ▪ Pro forma equity ownership approximately 68.1% existing Limelight shareholders, 31.9% Yahoo Ownership and Board ▪ Board will be reconstructed to include 6 Limelight appointed seats and 3 Apollo appointed seats with equity ownership at or above 28%, two seats if/when ownership is between 27-17%, one seat if/when ownership is between 16-10% ▪ Greater than $50 million run-rate cost synergies Identified Synergies ▪ Meaningful commercial synergy opportunities ▪ Target closing second half of 2022, subject to customary closing conditions and regulatory approvals Timeline ▪ Limelight rebranding as , combined company to continue as Edgio after close © © L LIIM ME EL LIIG GH HT T 2 20 02 22 2 / / C CON ONFI FID DE EN NT TIIA AL L 5 5

SOLUTIONS CONTENT DELIVERY WEB APPLICATIONS VIDEO PLATFORM EDGIO AT-A-GLANCE • #1 performing global edge network 60% 40% • Natively equipped with robust Revenue Split security BY THE NUMBERS • Leading edge enabled delivery, application and video solutions $502M 95% > 6 YEARS 1 2021 Revenue Recurring Revenue Average Customer Tenure > 200 TBPS > 300 > 7,000+ Peak Network Capacity PoPs Global Interconnects © LIMELIGHT 2022 / CONFIDENTIAL 6 1 Defined as revenue from contracts of one year or greater

AN IDEAL STRATEGIC COMBINATION International Footprint #1 Performing Network Layer0 Application Platform Best-in-Class VOD Performance High-Performing Growth Platform Best-In-Class Edge Enabled Content, Applications and Strong Partner/Channel Program Video Solutions Robust Security Offerings Edge Video Platform Leading Live Events Provider $85M of R & D Investment © © L LIIM ME EL LIIG GH HT T 2 20 02 22 2 / / C CON ONFI FID DE EN NT TIIA AL L 7 7

THE RISE OF THE OUTCOME BUYER TODAY’S CLOUD SERVICE GIANTS CATER PRIMARILY TO TOOL BUYERS THERE IS A LARGE CUSTOMER SEGMENT THAT WOULD PREFER TO BUY OUTCOMES OUTCOME BUYERS ~17% OF TAM ▪ Seek robust features and functions from each tool▪ Seek integrated solutions that deliver outcomes ▪ Self-reliant to integrate & customize tools▪ A mix of managed and self-service usage models ▪ Usage based packaging & pricing▪ Simplified and inclusive packaging & pricing ▪ Requires increasingly scarce in-house know-how▪ Reduces reliance on in-house know-how © © L LIIM ME EL LIIG GH HT T 2 20 02 22 2 / / C CON ONFI FID DE EN NT TIIA AL L 8 8

Edge Enabled Solutions LEADING PROVIDER OF SECURELY DELIVERED EDGE Outcome Buyer ENABLED SOLUTIONS Creating Unmatched Value for the Outcome Buyer We Understand Outcome Buyer’s needs to deliver: Performance, Productivity & Protection © © L LIIM ME EL LIIG GH HT T 2 20 02 22 2 / / C CON ONFI FID DE EN NT TIIA AL L 9 9

GLOBALLY SCALED EDGE PLATFORM Multiple PoPs Multiple PoPs Single PoP Single PoP 200+ Tbps > 7,000 > 300 Planned Peak Network Capacity Global Interconnects Global PoPs © © L LIIM ME EL LIIG GH HT T 2 20 02 22 2 / / C CON ONFI FID DE EN NT TIIA AL L 10 10

TRUSTED OPERATIONAL ADVISOR Unmatched partnership at every step White Glove Dedicated Customer Integrated Client Complete, Strategic Partner Onboarding Relationship & Operations Center Optimization Seamless Solutions Optimizing for Current Performance Team & Future Needs Guided support to A dedicated team Safeguarding your Raising the bar for our Activating our robust edge Exceeding your expectations ensure a quick and ensuring and accelerating experience 24 hours a global network, to exceed enabled solutions that work today and partnering for your smooth start your success day with proactive client client expectations and seamlessly together to needs tomorrow KPI monitoring & support maintain the #1 position provide a complete solution © © L LIIM ME EL LIIG GH HT T 2 20 02 22 2 / / C CON ONFI FID DE EN NT TIIA AL L 11 11

EDGE ENABLED SOLUTIONS The Most Complete Web Applications Solution on the Market with ~ $100 Million in Revenue SCALED EDGE DEVELOPER OPERATIONS SECURITY JAMSTACK PLATFORM PRODUCTIVITY ●●●●● ◐ X◐ ●● ◐ X◐ ●● ◐ X◐ ●● Traditional CDNs X X X ●● Select competitors listed for illustration purposes © © L LIIM ME EL LIIG GH HT T 2 20 02 22 2 / / C CON ONFI FID DE EN NT TIIA AL L 12 12

IMMEDIATE SHAREHOLDER ▪ Operational Synergies VALUE CREATION ▪ Commercial Synergies Improved Profitability ▪ 4x TAM with High Growth Accelerated Revenue Growth Revenue Diversification © © L LIIM ME EL LIIG GH HT T 2 20 02 22 2 / / C CON ONFI FID DE EN NT TIIA AL L 13 13

IMPROVED PROFITABILITY AND GROWTH Revenue / Profitability Strategic Target Solution Extension Cross-Sell / Upsell to Automation Existing Revenue Growth 20% - 25% Customers Channel Growth Network Cash Gross Consolidation 60%+ New Direct Profit Margin Customer Demand High Margin Solutions Adj. EBITDA 15% - 20% Margin Economies of Scale © © L LIIM ME EL LIIG GH HT T 2 20 02 22 2 / / C CON ONFI FID DE EN NT TIIA AL L 14 14

UNDERWRITTEN WITH STRONG OPERATIONAL SYNERGIES Gross Margin Synergies 14% ▪ Colocation expense in shared POP locations ▪ Internet peering ▪ Duplicative Operational Support 40% Operational Synergies $50M ▪ Network Performance & Efficiency RUN RATE COST SYNERGIES ▪ OpEx Leverage ▪ Client Support Economies of Scale 46% Commercial Synergies ▪ Cross- and up-sell to existing customers ▪ Improved solution features ▪ Acceleration of secure edge access Peering Colocation OpEx © © L LIIM ME EL LIIG GH HT T 2 20 02 22 2 / / C CON ONFI FID DE EN NT TIIA AL L 15 15

…AND COMMERCIAL SYNERGIES Combined edgecast Limelight Web Applications Video 4% 3% CDN Video ~50% of Revenue 24% 25% Video is high Margin, CDN 38% High Growth 53% + = CDN Web Applications Web Applications 93% 22% 38% APAC EMEA APAC 7% 6% APAC EMEA 15% 24% 8% Geographic Distribution with Americas EMEA Americas Americas Strong Cross-Sell, + = 65% 11% 87% 77% Up-Sell Other Other Other 26% 31% Reduced 39% Top 20 Top 20 Customer Top 20 Customers 74% + = Concentration Customers 69% 61% © © L LIIM ME EL LIIG GH HT T 2 20 02 22 2 / / C CON ONFI FID DE EN NT TIIA AL L 16 16 PRODUCT CUSTOMER GEOGRAPHIC

A 4X TAM WITH HIGH GROWTH EDGE ENABLED SOLUTIONS TAM WHITE LABEL CDN TAM $8B $5B 17% CAGR 14% CAGR 43% 35% ($2.2B) ($3B) $19B $9B $7.7B 14% CAGR 25% CAGR 59% 47% $3.1B ($11.3B) ($4.0B) 24% 6% ($4.9B) ($10.3B) $1.3B 71% ($4.3B) $164B $20B 29% CAGR 10% CAGR Total white label CDN market $12.1B (2022) TOOL - CENTRIC OUTCOME - CENTRIC CLOUD SERVICES $6B SEGMENT ($231B) 16% CAGR ($40B) Source: IDC World Content Delivery Networks Forecast 2021 © © L LIIM ME EL LIIG GH HT T 2 20 02 22 2 / / C CON ONFI FID DE EN NT TIIA AL L 17 17

QUALITY OF REVENUE SUPPORTED MULTIPLE EXPANSION Enterprise Value / 2021 Revenue 4 1 Est: ~8x 6x 52x 7x 2.9x $3,461 $1,561 $656 $502 $354 4 ~$250 4 3 2 ~$100 $62 $60 ($26) CDN Source: CapitalIQ, IBES as of 04-Mar-2022; Company filings 1 Represents Limelight standalone EV / 2021A Revenue multiple. 2 Equal to Limelight Adj. EBITDA plus Edgecast Adj. EBITDA plus run-rate synergies. 3 Represents Non-GAAP Loss from Operations plus D&A expense 4 © © L LIIM ME EL LIIG GH HT T 2 20 02 22 2 / / C CON ONFI FID DE EN NT TIIA AL L Per research analyst estimates. 18 18 Select competitors listed for illustration purposes

ADDED BENCH STRENGTH A Global Leader in Technology Investing ▪ Growth opportunities with their portfolio companies ▪ Transformation and operational support resources, including $30M investment via Yahoo ▪ Access to capital to fuel growth ▪ Aligned with common shareholders: Highly incentivized for stock appreciation 1 © © L LIIM ME EL LIIG GH HT T 2 20 02 22 2 / / C CON ONFI FID DE EN NT TIIA AL L Calculated as Pro Forma Basic Share Outstanding * (First Earnout Tranche Price less Current Share Price) 19 19

INVESTMENT HIGHLIGHTS Expanded and Growing TAM: Rapidly Growing $40 Billion Market 1 Most Complete Solutions: Security + Applications + Scaled Edge Platform 2 3 Revenue Diversification: Top 20 from 74% to 61%, no customer larger than 13% High Growth & Margin Revenue: >$100M Application and Security, >$120M Video 4 + 5 Significant Operational Cost Synergy: >$50M with $30M in COGS synergies 6 Immediate Shareholder Value: Acquisition Multiple of 1.0x 2021A Revenue Growth and Execution Support: Apollo fully committed to strategy and aligned with common 7 shareholders © © © L L EIID M M G E EIL L O IIG G 2H H 0T T 2 2 2 2 0 0 / 2 2 C2 2 ON / / C C FI ON ON DEFI FI ND D TIE E AN N LT TIIA AL L 20 20

….COMING SOON © LIMELIGHT 2022 / CONFIDENTIAL 21

© LIMELIGHT 2022 / CONFIDENTIAL 22

NON-GAAP RECONCILIATION Use of Non-GAAP Financial Measures To evaluate our business, we consider and use non-generally accepted accounting principles (Non-GAAP) net income (loss), EBITDA and Adjusted EBITDA as supplemental measures of operating performance. These measures include the same adjustments that management takes into account when it reviews and assesses operating performance on a period-to-period basis. We consider Non-GAAP net income (loss) to be an important indicator of overall business performance. We define Non-GAAP net income (loss) to be U.S. GAAP net income (loss), adjusted to exclude share-based compensation, non-cash interest expense, restructuring and transition related charges, acquisition and legal related expenses, and amortization of intangible assets. We believe that EBITDA provides a useful metric to investors to compare us with other companies within our industry and across industries. We define EBITDA as U.S. GAAP net income (loss) adjusted to exclude depreciation and amortization, interest expense, interest and other (income) expense, and income tax expense. We define Adjusted EBITDA as EBITDA adjusted to exclude share-based compensation, restructuring and transition related charges and acquisition and legal related expenses. We use Adjusted EBITDA as a supplemental measure to review and assess operating performance. Our management uses these Non-GAAP financial measures because, collectively, they provide valuable information on the performance of our on-going operations, excluding non-cash charges, taxes and non-core activities (including interest payments related to financing activities). These measures also enable our management to compare the results of our on-going operations from period to period, and allow management to review the performance of our on-going operations against our peer companies and against other companies in our industry and adjacent industries. We believe these measures also provide similar insights to investors, and enable investors to review our results of operations “through the eyes of management.” Furthermore, our management uses these Non-GAAP financial measures to assist them in making decisions regarding our strategic priorities and areas for future investment and focus. The terms Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are not defined under U.S. GAAP, and are not measures of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. Our Non- GAAP net income (loss), EBITDA and Adjusted EBITDA have limitations as analytical tools, and when assessing our operating performance, Non-GAAP net income (loss), EBITDA and Adjusted EBITDA should not be considered in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP. Some of these limitations include, but are not limited to: •EBITDA and Adjusted EBITDA do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments; •These measures do not reflect changes in, or cash requirements for, our working capital needs; •Non-GAAP net income (loss) and Adjusted EBITDA do not reflect the cash requirements necessary for litigation costs, including provision for litigation and litigation expenses; •These measures do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur; •These measures do not reflect income taxes or the cash requirements for any tax payments; •Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will be replaced sometime in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements; •While share-based compensation is a component of operating expense, the impact on our financial statements compared to other companies can vary significantly due to such factors as the assumed life of the options and the assumed volatility of our common stock; and •Other companies may calculate Non-GAAP net income (loss), EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures. We compensate for these limitations by relying primarily on our U.S. GAAP results and using Non-GAAP net income (loss), EBITDA and Adjusted EBITDA only as supplemental support for management’s analysis of business performance. Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are calculated as follows for the periods presented in thousands: Reconciliation of Non-GAAP Financial Measures In accordance with the requirements of Item 10(e) of Regulation S-K, we are presenting the most directly comparable U.S. GAAP financial measures and reconciling the unaudited Non-GAAP financial metrics to the comparable U.S. GAAP measures. Per share amounts may not foot due to rounding. © © L LIIM ME EL LIIG GH HT T 2 20 02 22 2 / / C CON ONFI FID DE EN NT TIIA AL L 23 23

NON-GAAP RECONCILIATIONS 1 Limelight Adj. EBITDA Reconciliation Edgecast Adj. EBITDA Reconciliation Year Ended Year Ended December 31, 2021 December 31, 2021 U.S. GAAP net loss $(55) Carve-out net loss $(92) Depreciation and amortization 25 Depreciation and amortization 59 Interest expense 5 Interest expense 4 Interest and other (income) expense 1 Income tax expense (5) Income tax expense 1 Share-based compensation 9 EBITDA $(22) Transaction, transition, and other expenses 25 Share-based compensation 14 Adjusted EBITDA $(1) Restructuring and transition related charges 18 (+) Run-Rate Synergies 50 Acquisition and legal related expenses 3 Adjusted EBITDA incl. Synergies $49 Adjusted EBITDA $ 13 1 Edgecast financials are preliminary and unaudited © © L LIIM ME EL LIIG GH HT T 2 20 02 22 2 / / C CON ONFI FID DE EN NT TIIA AL L 24 24